File No. 33-84086


               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 5

                               TO

                            FORM S-6

 For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2


          THE FIRST TRUST OF TAX-EXEMPT TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.       CHAPMAN AND CUTLER
          Attn:  James A. Bowen      Attn:  Eric F. Fess
          1001 Warrenville Road      111 West Monroe Street
          Lisle, Illinois  60532     Chicago, Illinois  60603

        (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


:    :  immediately upon filing pursuant to paragraph (b)
:  x :  June 30, 2000
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                  Colorado Insured Series 1 - 233,009 Units
                  Minnesota Insured Series 1 - 234,475 Units
                   Oregon Insured Series 1 - 211,546 Units


PROSPECTUS - Part One
Dated June 28, 2000

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two of this Prospectus.

In the opinion of counsel, interest income to the Trusts and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from state and local income taxes. Capital gains, if any are subject to Federal and state tax.

THE TRUSTS

First Trust Tax Exempt Trust, Series 1 (the "Fund") consists of the underlying unit investment trusts set forth above (each a "Trust" and collectively, the "Trusts"). Each Trust consists of a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the states, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and to the extent indicated from state and local income taxes under existing law. At February 29, 2000, each Unit represented a 1/233,009, 1/234,475, and 1/211,546 undivided interest, for Colorado Insured Series 1 ("Colorado Insured"), Minnesota Insured Series 1 ("Minnesota Insured") and Oregon Insured Series 1 ("Oregon Insured"), respectively, in the principal and net income of each Trust (see "The Trusts" in Part Two of this Prospectus).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Distributor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Distributor. No proceeds from the sale of Units will be received by the Trust.

PUBLIC OFFERING PRICE

The Public Offering Price of the Units is equal to the net assets of the Trust divided by the number of Units outstanding, plus a sales charge of 5.5% of the Public Offering Price (5.820% of the amount invested). At February 29, 2000 the Public Offering Price per Unit was $10.55, $10.57 and $10.57 for Colorado Insured, Minnesota Insured and Oregon Insured, respectively (see "Public Offering" in Part Two of this Prospectus).

       Please retain all parts of this Prospectus for future reference.

______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

Estimated Current Return to Unit holders as of February 29, 2000 was 5.41%, 5.33% and 5.34% for Colorado Insured, Minnesota Insured, and Oregon Insured, respectively. Estimated Long-Term Return to Unit holders as of February 29, 2000 was 4.04%, 4.59% and 4.17% for Colorado Insured, Minnesota Insured and Oregon Insured, respectively. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated by using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust; (2) takes into account a compounding factor and the expense and sales charge associated with each Unit of the Trust. Since the market values and the estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "Estimated Current Return and Estimated Long-Term Return" in Part Two of this Prospectus.

               NIKE SECURITIES L.P. TAX-EXEMPT TRUST, SERIES 1
           SUMMARY OF ESSENTIAL INFORMATION AS OF FEBRUARY 29, 2000
                        Sponsor:  Nike Securities L.P.
                    Evaluator:  First Trust Advisors L.P.
                      Trustee:  The Chase Manhattan Bank


                                          Colorado   Minnesota     Oregon
                                          Insured     Insured     Insured
                                          Series 1    Series 1    Series 1

Principal Amount (Par Value) of
  Bonds (1)                              $2,210,000  $2,285,000  $2,020,000
Number of Units                             233,009     234,475     211,546
Fractional Undivided Interest in the
  Trust per Unit                          1/233,009   1/234,475   1/211,546
Principal Amount (Par Value) of Bonds
   per Unit                                  $9.481      $9.745      $9.549
Public Offering Price:  Net Assets       $2,323,185  $2,341,910  $2,113,103
Net Asset Value per Unit                      $9.97       $9.99       $9.99
Sales Charge 5.5% (5.820% of the Net
  Asset Value) per Unit (2)                    $.58       $0.58        $.58
Public Offering Price per Unit (2)(3)        $10.55      $10.57      $10.57
Redemption Price per Unit (3)(4)              $9.97       $9.99       $9.99
Excess of Public Offering Price per
  Unit Over Redemption Price per Unit          $.58        $.58        $.58

Minimum Value of the Trust under which
  Trust Agreement may be terminated        $577,000    $621,000    $505,000

Minimum Principal Distribution:                         $1.00 per 100 Units
Date of Deposit:                                           January 19, 1995
Mandatory Termination Date:                               December 31, 2044

Calculation of Estimated Net Annual
    Unit Income:
  Estimated Annual Interest Income per
    Unit                                    $.60762     $.59825     $.60308
  Less: Estimated Annual Expense per
    Unit                                    $.03702     $.03485     $.03824
                                           ________    ________    ________
  Estimated Net Annual Interest Income
    per Unit                                $.57060     $.56340     $.56484
Estimated Normal Monthly Distribution
  per Unit (5)                              $.04755     $.04695     $.04707
Estimated Daily Rate of Net Interest
  Accrual per Unit                          $.00159     $.00157     $.00157
Estimated Current Return Based on
  Public Offering Price (2)(5)(6)             5.41%       5.33%       5.34%
Estimated Long-Term Return (2)(5)(6)          4.04%       4.59%       4.17%
Trustee's Initial Annual Fee per
  $1,000 principal amount of Bonds            $2.38       $2.13       $2.30
Evaluator's Annual Fee per Unit              $.0040      $.0040      $.0040
Sponsor's Annual Fee per Unit                $.0040      $.0040      $.0040
Record Dates:                                       First day of each month
Distribution Dates:                             Fifteenth day of each month

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading of the New York Stock Exchange (normally 4:00 P.M. Eastern Standard Time) next following receipt of an order for a sale or purchase of Units or receipt by the Trustee of Units tendered for redemption.

(1) Because certain of the Securities in certain Trusts may from time to time under certain circumstances be sold or redeemed or will be called or matured in accordance with their terms, there is no guarantee that the value of each Unit at the respective Trusts' termination will be equal to the Principal Amount (Par Value) of Securities per Unit stated above.

(2) The sales charge is decreased and the Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge. See "Public Offering-General."

(3) Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Public Offering-Public Market."

(4)   See "Rights of Unit holders-Redemption of Units."

(5) These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The estimated cash flows for each Trust are available upon request at no charge from the Sponsor.

(6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weighting of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

                     THIS PAGE INTENTIONALLY LEFT BLANK.

                        Report of Independent Auditors


To the Unit Holders of
First Trust Tax-Exempt Trust, Series 1

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Trust Tax-Exempt Trust, Series 1 (the "Fund") (comprised of Colorado Insured Series 1, Minnesota Insured Series 1, and Oregon Insured Series 1 (the "Trusts")) as of February 29, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Fund's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Trusts constituting the First Trust Tax-Exempt Trust, Series 1 at February 29, 2000, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                             ERNST & YOUNG LLP

Chicago, Illinois
June 9, 2000

                              COLORADO INSURED SERIES 1
                               Schedule of Investments
                                  February 29, 2000


                Aggregate
Ratings (1)     Principal                    Security                   Coupon Rate      Redemption        Market
(Unaudited)      Amount                    Description                 and Maturity     Features (2)        Value

                            (Percentage of each investment category relates to investments)
                            COLORADO MUNICIPAL BONDS (100.0%):

                            PRE-REFUNDED/ESCROWED (69.8%)
AAA/Aaa           $95,000   Colorado State Board of Agriculture,
                             Colorado State University Auxiliary
                             Facilities Refunding and Improvement
                             Revenue Bonds, Series 1992, (MBIA
                             Insured),#, Prefunded to 03/01/2002 @
                             101                                      6.40% @ 2017   2002 @ 101             $97,602

AAA/Aaa           230,000   Douglas County School District, Number RE:
                             1, Douglas and Elbert Counties,
                             Colorado, (General Obligation
                             Improvement Bonds), Series 1994A (MBIA
                             Insured), Prefunded to 12/15/2004 @101   6.50% @ 2016   2004 @ 101             247,199

AAA/Aaa           500,000   Pueblo County School District No. 70,
                             (Pueblo County, Colorado) General
                             Obligation Bonds, Series 1995, (AMBAC
                             Insured), Prefunded to 12/01/2004 @ 100  6.40% @ 2014   2004 @ 100             531,094

AAA/Aaa           220,000   Summit School District RE-1, Summit
                             County, Colorado, General Obligation
                             Improvement Bonds, Series 1994, (FGIC
                             Insured), Prefunded to 12/01/2004 @100   6.70% @ 2014   2004 @ 100             236,438

AAA/Aaa           480,000   University of Colorado Hospital Authority
                             (Hospital Revenue Bonds), Series 1992A,
                             (AMBAC Insured)#, Prefunded to
                             11/15/2002 @ 102                         6.40% @ 2022   2002 @ 102             507,456
                                                                                                         __________
                                                                                                          1,619,789
                                                                                                          __________
                            EDUCATION REVENUE (8.2%)
AAA/Aaa           185,000   Colorado State Board of Agriculture,
                             Colorado State University Auxiliary
                             Facilities Refunding and Improvement
                             Revenue Bonds, Series 1992, (MBIA                       2002 @ 101
                             Insured),#                               6.40% @ 2017   2012 @ 100 S.F.        190,419

                            SALES AND USE TAX REVENUE (11.0%)
AAA/Aaa           250,000   City of Arvada, Colorado, Sales and Use
                             Tax Refunding and Improvement Revenue                   2002 @ 100
                             Bonds, Series 1992, (FGIC Insured)#      6.25% @ 2017   2013 @ 100 S.F.        255,798

                            UTILITY REVENUE (11.0%)
AAA/Aaa           250,000   City of Westminster, Colorado, Water and
                             Wastewater Utility Enterprise, (Water
                             and Wastewater Revenue Bonds), Series                   2004 @ 100
                             1994, (AMBAC Insured)                    6.25% @ 2014   2010 @ 100 S.F.        256,232
               __________
                                                                                                         __________
               $2,210,000                                                                                $2,322,238
               ==========                                                                                ==========

        See Notes to Schedules of Investments and Financial Statements

                          MINNESOTA INSURED SERIES 1
                           Schedule of Investments
                              February 29, 2000

                Aggregate
Ratings (1)     Principal                    Security                   Coupon Rate      Redemption        Market
(Unaudited)      Amount                    Description                 and Maturity     Features (2)        Value

                            (Percentage of each investment category relates to investments)
                            MINNESOTA MUNICIPAL BONDS (100.0%):

                            PRE-REFUNDED/ESCROWED (21.3%)
AAA/Aaa          $500,000   Southern Minnesota Municipal Power Agency,
                             Power Supply System Revenue Bonds,                      2003 @ 102
                             Series 1992A, (MBIA Insured)#,           5.75% @ 2018   2013 @ 100 S.F.       $498,295

                            GENERAL OBLIGATION (21.6%):
AAA/Aaa           500,000   Independent School District 279, Osseo
                             Area Schools, Minnesota, General
                             Obligation School Building Bonds,
                             Series 1994A, (FGIC Insured)#            5.60% @ 2011   2004 @ 100             504,670

                            HEALTH CARE REVENUE (57.1%)
AAA/Aaa           500,000   City of Brainerd, Minnesota, Refunding
                             Revenue Bonds, (The Evangelical
                             Lutheran Good Samaritan Society                         2002 @ 102
                             Project), Series 1992A, (FSA Insured)    6.65% @ 2017   2005 @ 100 S.F.        527,295

AAA/Aaa           485,000   City of Minneapolis, Minnesota, Hospital
                             Revenue Refunding Bonds, (Fairview
                             Hospital and Healthcare Services), 1991                 2002 @ 102
                             Series A, (MBIA Insured)#                6.50% @ 2011   2002 @ 100 S.F.        505,287

AAA/Aaa           300,000   City of Rochester, Minnesota, Health Care
                             Facilities Revenue Bonds, (Mayo
                             Foundation/Mayo Medical Center), Series                 2002 @ 102
                             1992F, (AMBAC Insured)#                  6.25% @ 2021   2015 @ 100 S.F.        305,688
                                                                                                         __________
                                                                                                          1,338,270
               __________                                                                                __________
               $2,285,000                                                                                $2,341,235
               ==========                                                                                ==========

        See Notes to Schedules of Investments and Financial Statements

                           OREGON INSURED SERIES 1
                           Schedule of Investments
                              February 29, 2000


                Aggregate
Ratings (1)     Principal   Security                                    Coupon Rate       Redemption        Market
(Unaudited)      Amount     Description                                and Maturity      Features (2)        Value

                            (Percentage of each investment category
                            relates to investments)
                            OREGON MUNICIPAL BONDS (100.0%):

                            PRE-REFUNDED/ESCROWED (55.4%)
AAA/Aaa          $245,000   City of Eugene, Oregon, Electric Utility
                            System Revenue Bonds, Series 1994C,
                            (MBIA Insured)#, Prefunded to 08/01/2004
                            @ 101                                     5.80% @ 2022   2004 @ 101            $257,490

AAA/Aaa           210,000   City of Portland, Oregon, Sewer System
                            Revenue Refunding Bonds, 1993 Series A,
                            (FGIC Insured)# Prefunded to 06/01/2004
                            @ 101                                     6.25% @ 2015   2004 @ 101             221,510

AAA/Aaa           350,000   Umatilla County School District No. 8R,
                            Hermiston, Oregon, General Obligation
                            Bonds, Series 1994, (AMBAC Insured)#,
                            Prefunded to 12/01/2004 @100              6.00% @ 2013   2004 @ 100             364,416

AAA/Aaa           300,000   Washington County Education Service
                            District, Washington County, Oregon,
                            Certificates of Participation, Series
                            1994, (MBIA Insured) Prefunded to
                            06/01/2005 @100                           7.10% @ 2025   2005 @ 100             329,253
                                                                                                        ___________
                                                                                                          1,172,669
                                                                                                        ___________
                            GENERAL OBLIGATION (29.7%)
AAA/Aaa           300,000   City of Hermiston, Umatilla County,
                            Oregon, (General Obligation Water
                            Bonds), Series 1994, (AMBAC Insured)#     6.20% @ 2024   2004 @ 100             304,698

AAA/Aaa           310,000   Washington County School District No.
                            88J, Sherwood, Oregon, General
                            Obligation Bonds, Series 1994, (FSA                      2005 @ 100
                            Insured)#                                 6.10% @ 2012   2008 @ 100 S.F.        322,911
                                                                                                         __________
                                                                                                            627,609
                                                                                                         __________
                            HEALTH CARE REVENUE (14.9%)
AAA/Aaa           305,000   The Hospital Facilities Authority of the   6.70% @ 2021  2001 @ 102             315,150
                            City of Portland, Oregon Hospital                        2012 @ 100 S.F.
                            Revenue Bonds, (Legacy Health System)
                            Series 1991B (AMBAC Insured)#
               __________                                                                                __________
               $2,020,000                                                                                $2,115,428
               ==========                                                                                ==========

        See Notes to Schedules of Investments and Financial Statements

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                      Notes to Schedules of Investments
                              February 29, 2000


(1) All ratings (unaudited) are Standard & Poor's Corporation and/ or Moody's Investors Service. As a result, of the insurance related to each Bond, each Bond is rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's.

(2) Unless otherwise indicated, there is shown under this heading the year in which each issue of bonds is initially redeemable and the redemption price for that year; each such issue continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption prior to maturity at the option of the issuer.

# Indicates Bond was issued at either an original issue discount or purchased at market discount.

      AMBAC - Insured by the AMBAC Indemnity Corporation
      FGIC - Insured by the Financial Guaranty Insurance Company
      FSA - Insured by the Financial Security Assurance
      MBIA - Insured by the Municipal Bond Insurance Association
      ETM - Escrowed to Maturity

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                     Statements of Assets and Liabilities
                              February 29, 2000


                                           Colorado    Minnesota    Oregon
                                           Insured     Insured     Insured
                                           Series 1    Series 1    Series 1

Assets
Investments in securities, at market
  value (cost: $2,205,773, $2,211,649
  and $2,018,957, respectively)           $2,322,238  $2,341,235  $2,115,428
Interest receivable                           40,659      34,525      29,521
Receivable from investment transactions            -           -      25,970
                                          __________  __________  __________
Total assets                               2,362,897   2,375,760   2,170,919

Liabilities
Accrued expenses payable                         528         483         439
Accrued distributions payable                 11,122      11,046       9,968
Cash overdraft                                28,062      22,321      47,409
                                          __________  __________  __________
Total liabilities                             39,712      33,850      57,816
                                          __________  __________  __________
Net assets                                $2,323,185  $2,341,910  $2,113,103
                                          ==========  ==========  ==========

Net assets (units of fractional
    undivided interest outstanding:
    233,009, 234,475 and 211,546,
    respectively):
  Cost of Trust assets                    $2,205,773  $2,211,649  $2,018,957

  Net unrealized appreciation of
     investments (Note 2)                    116,465     129,586      96,471
  Distributable funds (deficit)                  947         675     (2,325)
                                          __________  __________  __________
Net assets                                $2,323,185  $2,341,910  $2,113,103
                                          ==========  ==========  ==========

Net asset value per unit                       $9.97       $9.99       $9.99
                                          ==========  ==========  ==========

               See accompanying Notes to Financial Statements.

                        FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                               Statements of Operations


                                     Colorado Insured Series 1              Minnesota Insured Series 1
                               Year ended                              Year ended
                                Feb. 29,    Year ended February 28,     Feb. 29,    Year ended February 28,
                                  2000         1999         1998          2000         1999         1998

Investment income, interest       $147,512     $176,686      $182,622     $151,108     $186,046     $191,333

Expenses:
  Trustee fees and expenses          4,846        5,382         7,386        4,456        5,065        7,114
  Sponsor and Evaluator fees         1,996        2,407         1,075        2,197        2,543        1,351
  Audit fees                         1,000        1,000         1,000        1,000        1,000        1,000
                                  ________     ________      ________     ________     ________     ________
Total expenses                       7,842        8,789         9,461        7,653        8,608        9,465
                                  ________     ________      ________     ________     ________     ________
Investment income, net             139,670      167,897       173,161      143,455      177,438      181,868
                                  ________     ________      ________     ________     ________     ________

Net gain (loss) on
    investments:
  Net realized gain (loss)           5,740       49,697             -       15,734       39,957            -
  Net change in unrealized
    appreciation
    (depreciation)               (136,128)     (65,998)       108,933    (137,180)     (64,248)       96,232
                                  ________     ________      ________     ________     ________     ________
Net gain (loss) on
  investments                    (130,388)     (16,301)       108,933    (121,446)     (24,291)       96,232
                                  ________     ________      ________     ________     ________     ________

Net increase (decrease) in
  net assets resulting
  from operations                   $9,282     $151,596      $282,094      $22,009     $153,147     $278,100
                                  ========     ========      ========     ========     ========     ========

               See accompanying Notes to Financial Statements.

                        FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                         Statements of Operations (continued)


                                             Oregon Insured Series 1
                                      Year ended
                                       Feb. 29,     Year ended February 28,
                                         2000          1999         1998

Investment income, interest              $135,461      $153,604     $157,425

Expenses:
  Trustee fees and expenses                 4,213         4,467        6,308
  Sponsor and Evaluator fees                1,840         2,106        1,026
  Audit fees                                1,000         1,000        1,000
                                         ________      ________     ________
Total expenses                              7,053         7,573        8,334
                                         ________      ________     ________
Investment income, net                    128,408       146,031      149,091
                                         ________      ________     ________

Net gain (loss) on investments:
  Net realized gain (loss)                 11,832        40,522            -
  Net change in unrealized
    appreciation
    (depreciation)                       (160,869)      (23,674)     107,348
                                         ________      ________     ________
Net gain (loss) on investments           (149,037)       16,848      107,348
                                         ________      ________     ________

Net increase (decrease) in net
  assets resulting from operations       $(20,629)     $162,879     $256,439
                                         ========      ========    =========

               See accompanying Notes to Financial Statements.

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                     Statements of Changes in Net Assets


                                           Colorado Insured Series 1              Minnesota Insured Series 1
                                     Year ended                              Year ended
                                      Feb. 29,    Year ended February 28,     Feb. 29,    Year ended February 28,
                                        2000         1999          1998         2000         1999         1998

Operations:
  Investment income, net                $139,670      $167,897     $173,161     $143,455     $177,438     $181,868
  Net realized gain (loss)                 5,740        49,697            -       15,734       39,957            -
  Net change in unrealized
    appreciation (depreciation)        (136,128)      (65,998)      108,933    (137,180)     (64,248)       96,232
                                      __________    __________   __________   __________   __________   __________
  Net increase (decrease) in net
    assets resulting from
    operations                             9,282       151,596      282,094       22,009      153,147      278,100

Distributions to unit holders from:
  Investment income, net               (138,180)     (165,548)    (173,161)    (141,379)    (175,183)    (181,868)
                                      __________    __________   __________   __________   __________   __________
            Total distributions        (138,180)     (165,548)    (173,161)    (141,379)    (175,183)    (181,868)

Unit redemptions (16,453, 40,196
  and 18,428 units in 2000 and
  51,423, 43,242 and 33,255 units
  in 1999, respectively):
Principal portion                      (167,255)     (545,080)            -    (411,719)    (457,464)            -
Net interest accrued                       (412)       (1,225)            -        (976)        (892)            -
                                      __________    __________   __________   __________   __________   __________
                                       (167,667)     (546,305)            -    (412,695)    (458,356)            -
                                      __________    __________   __________   __________   __________   __________
Total increase (decrease) in net
  assets                               (296,565)     (560,257)      108,933    (532,065)    (480,392)       96,232

Net assets:
  Beginning of period                  2,619,750     3,180,007    3,071,074    2,873,975    3,354,367    3,258,135
                                      __________    __________   __________   __________   __________   __________
  End of period                       $2,323,185    $2,619,750   $3,180,007   $2,341,910   $2,873,975   $3,354,367
                                      ==========    ==========   ==========   ==========   ==========   ==========

               See accompanying Notes to Financial Statements.

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
               Statements of Changes in Net Assets (continued)


                                            Oregon Insured Series 1
                                     Year ended
                                      Feb. 29,    Year ended February 28,
                                        2000         1999          1998

Operations:
  Investment income, net                $128,408      $146,031     $149,091
  Net realized gain (loss)                11,832        40,522            -
  Net change in unrealized
    appreciation (depreciation)        (160,869)      (23,674)      107,348
                                      __________    __________   __________
  Net increase (decrease) in net
    assets resulting from
  operations                            (20,629)       162,879      256,439

Distributions to unit holders from:
  Investment income, net               (125,644)     (144,064)    (149,091)
                                      __________    __________   __________
       Total distributions             (125,644)     (144,064)    (149,091)

Unit redemptions (16,453, 40,196
    and 18,428 units in 2000 and
    51,423, 43,242 and 33,255
    units in 1999, respectively):
  Principal portion                    (187,607)     (355,098)            -
  Net interest accrued                     (389)         (667)            -
                                      __________    __________   __________
                                       (187,996)     (355,765)            -
                                      __________    __________   __________
Total increase (decrease) in net
  assets                               (334,269)     (336,950)      107,348

Net assets:
  Beginning of period                  2,447,372     2,784,322    2,676,974
                                      __________    __________   __________
  End of period                       $2,113,103    $2,447,372   $2,784,322
                                      ==========    ==========   ==========

               See accompanying Notes to Financial Statements.

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                        Notes to Financial Statements
                              February 29, 2000


First Trust Tax-Exempt Trust, Series 1 (the "Fund") (formerly Delaware Investments Tax-Exempt Trust, Series 1) consists of three separate unit investment trusts: Colorado Insured Series 1 ("Colorado Insured"), Minnesota Insured Series 1 ("Minnesota Insured") and Oregon Insured Series 1 ("Oregon Insured") (collectively referred to as the "Trusts"). The Fund was organized on January 19, 1995 and is registered under the Investment Company act of 1940.

1.  Significant Accounting Policies

Security Valuation

The market value of securities is determined by the Evaluator (a) on the basis of current bid prices for the bonds; (b) if bid prices are not available, on the basis of current bid prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluating, quoting, or appraising comparable bonds; or (d) by any combination of the above.

Federal Income Taxes

No provisions for income taxes has been made because the Trusts are not associations taxable as corporations for federal income tax purposes. Each unit holder will be treated as the owner of a pro rata portion of the Trust and will be taxed on his or her pro rata share of net investment income and securities gains or losses, if any.

Other

The financial statements of the Fund are prepared on the accrual basis of accounting. Security transactions are accounted for on the date the securities are purchased or sold. For financial reporting purposes, cost of the bonds reflects no amortization or accretion of bond premium or discount.

2.  Investments

At February 29, 2000, the unrealized market appreciation (depreciation) was as follows:

                                      Colorado    Minnesota     Oregon
                                       Insured     Insured      Insured

Gross unrealized appreciation          $116,465    $129,586     $96,471
Gross unrealized depreciation                 -           -           -
                                       ________    ________    ________

Net unrealized appreciation            $116,465    $129,586     $96,471
                                       ========    ========    ========

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                  Notes to Financial Statements (continued)


3.  Trust Expenses

Each Trust pays trustee fees, evaluator fees, sponsor fees and various out-of-pocket expenses.

Chase Manhattan Bank serves as Trustee and receives a monthly fee based on $2.38, $2.13 and $2.30 per $1,000 principal amount of bonds outstanding as of the first day of such month plus out-of-pocket expenses for Colorado Insured, Minnesota Insured and Oregon Insured, respectively.

Effective December 8, 1998, Nike Securities L.P. ("Nike") succeeded Delaware Capital Management, Inc. as Sponsor of the Trusts and First Trust Advisors L.P. ("First Trust"), an affiliate of Nike, provides portfolio supervision services to each Trust. Effective January 15, 1999, First Trust succeeded Muller Data Corporation as Evaluator. The sponsor and evaluator fees were unchanged.

The Evaluator receives a monthly fee (based on the number of units outstanding as of the first day of such month) not to exceed $.004 per Unit on an annual basis for each Trust.

The Sponsor receives a monthly fee (based on the number of units outstanding as of the first day of such month) not to exceed $.004 per Unit on an annual basis for each Trust.

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                  Notes to Financial Statements (continued)

4.  Selected Data

Selected data for a unit of each Trust outstanding throughout each period follows:

                                             Colorado Insured Series 1              Minnesota Insured Series 1
                                       Year ended                              Year ended
                                        Feb. 29,    Year ended February 28,     Feb. 29,    Year ended February 28,
                                          2000         1999          1998         2000         1999         1998

Interest income                            $.60          $.60         $.61         $.60         $.60         $.60
Expenses                                   (.03)         (.03)        (.03)        (.03)        (.03)        (.03)
                                         ______        ______       ______       ______       ______       ______
Net investment income                       .57           .57          .58          .57          .57          .57
Income distributions                       (.57)         (.57)        (.58)        (.56)        (.57)        (.57)
                                         ______        ______       ______       ______       ______       ______
                                              -             -            -          .01            -            -

Net gain (loss) on investments             (.53)         (.07)         .36        (.48)        (.09)          .30
                                         ______        ______       ______       ______       ______       ______
Increase/decrease in net asset value       (.53)         (.07)         .36        (.47)        (.09)          .30
Net asset value, beginning of period      10.50         10.57        10.21        10.46        10.55        10.25
                                         ______        ______       ______       ______       ______       ______
Net asset value, end of period            $9.97        $10.50       $10.57        $9.99       $10.46       $10.55
                                         ======        ======       ======       ======       ======       ======

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1
                  Notes to Financial Statements (continued)


4.  Selected Data

Selected data for a unit of each Trust outstanding throughout each period follows:

                                              Oregon Insured Series 1
                                       Year ended
                                        Feb. 29,     Year ended February 28,
                                          2000          1999         1998

Interest income                            $.60          $.60         $.60
Expenses                                   (.03)         (.03)        (.03)
                                          ______        ______       ______
Net investment income                       .57           .57          .57
Income distributions                       (.56)         (.57)        (.57)
                                          ______        ______       ______
                                            .01             -            -

Net gain (loss) on investments             (.66)          .06          .41
                                          ______        ______       ______
Increase/decrease in net asset value       (.65)          .06          .41
Net asset value, beginning of period      10.64         10.58        10.17
                                          ______        ______       ______
Net asset value, end of period             $9.99        $10.64       $10.58
                                          ======        ======       ======

                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 1


                                   Part One
              Must be Accompanied by Part Two of This Prospectus

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza
                                    New York, New York  10004-2413

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

The Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                   FIRST TRUST TAX-EXEMPT TRUST SERIES

PROSPECTUS                                  PART TWO OF THIS PROSPECTUS
Part Two                                         MAY NOT BE DISTRIBUTED
June 30, 2000                                          WITHOUT PART ONE

The Fund. First Trust Tax-Exempt Trust Series (the "Fund") consists of the underlying separate unit investment trusts set forth in Part One of this Prospectus. The various trusts are collectively referred to herein as the "Trusts." Territorial Insured Series and National Insured Series are referred to herein as the "Insured National Trusts," while Arizona Insured Series, California Insured Series, Colorado Insured Series, Minnesota Insured Series, Oregon Insured Series and Pennsylvania Insured Series are collectively referred to herein as the "Insured State Trusts." Collectively, the Insured National Trusts and Insured State Trusts may be referred to herein as the "Insured Trusts." Because not all of the Bonds in certain Territorial Series and the New Mexico Series are insured, certain Territorial Series are not Insured National Trusts and the New Mexico Series are not Insured State Trusts. Uninsured Territorial Series and Insured National Trusts, collectively, may be referenced to herein as the "National Trusts." New Mexico Series and the Insured State Trusts, collectively, may be referred to herein as the "State Trusts." Each Trust consists of interest-bearing obligations issued by or on behalf of states and territories of the United States and political subdivisions and authorities thereof, the interest on which is, with certain exceptions, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law (the "Bonds"). In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes when held by residents of the state where the issuers of Bonds in such State Trust are located. Investors should consult their tax advisors to determine the extent to which such interest income is exempt from taxation in their state of residence. Capital gains, if any, are subject to Federal and state tax. All Bonds in the Insured Trusts have insurance guaranteeing the payments of principal and interest, when due, or are escrowed to maturity. All such insurance remains effective so long as the Bonds are outstanding. IT SHOULD BE NOTED THAT THE INSURANCE RELATES ONLY TO THE BONDS IN AN INSURED TRUST AND NOT TO THE UNITS OFFERED HEREBY OR TO THE MARKET VALUE THEREOF. As a result of such insurance or escrow, the Bonds of each Insured Trust are rated "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and/or "Aaa" by Moody's Investors Service, Inc. ("Moody's"). Both Standard & Poor's and Moody's have indicated that their respective rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Bonds for less than the purchase price paid by such Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. See "Insurance on the Bonds in the Insured Trusts." No representation is made as to any insurer's ability to meet its commitments. NO INSURANCE POLICY HAS BEEN OBTAINED FOR ANY OF THE BONDS IN CERTAIN TERRITORIAL SERIES AND THE NEW MEXICO SERIES; HOWEVER, CERTAIN OF THE BONDS CONTAINED THEREIN MAY BE INSURED. Certain of the Bonds in certain of the Trusts may have been acquired at prices which resulted in such Bonds being purchased at a discount from the aggregate par value of such Bonds. Gains based upon the difference, if any, between the value of such Bonds at maturity, redemption or sale and their purchase price at a discount (plus earned original issue discount) may constitute taxable ordinary income with respect to a Unit holder who is not a dealer with respect to his or her Units.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED OR OTHERWISE
PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL.

Investment Objectives of the Fund. The objectives of the Fund are income exempt from Federal income tax and, in the case of the State Trusts, Federal and state income tax (if any) and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts. There is, of course, no guarantee that the Trusts will achieve their objectives. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of the Bonds and of the insurers thereof to meet their respective obligations.

Public Offering Price. The Public Offering Price of the Units of each Trust is equal to the aggregate bid price of the Bonds in such Trust's portfolio and cash, if any, in the Principal Account held or owned by such Trust divided by the number of Units outstanding, plus the applicable sales charge and accrued interest, if any. If the Bonds in each Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering."

Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return and Estimated Long-Term Return to Unit holders are as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth in the footnotes to the "Summary of Essential Financial Information" in Part One of this Prospectus and under "Estimated Current Return and Estimated Long-Term Return."

Distributions. Unit holders will receive distributions on a monthly basis. See "Rights of Unit holders-Distributions of Interest and Principal." Record dates will be the first day of each month.
Distributions will be made on the fifteenth day of the month subsequent to the respective record dates.

Market for Units. Although not obligated to do so, the Sponsor, Nike Securities L.P. (the "Sponsor"), intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of a Trust. If such a market is not maintained and no other over-the-counter market is available, a Unit holder will be able to dispose of his or her Units through redemption at prices based upon the bid prices of the underlying Bonds (see "Rights of Unit Holders-Redemption of Units").

Reinvestment Option. Unit holders have the opportunity to have their distributions reinvested into an open-end management investment company as described herein. See "Rights of Unit Holder-Reinvestment Option."

Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a Bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "The Trusts-Risk Factors" for the applicable Trust and "Risk Factors."

                   First Trust Tax-Exempt Trust Series

What is The First Trust Tax-Exempt Trust Series?

General. The Fund was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement"), dated each Trust's Initial Date of Deposit, as defined in "Summary of Essential Financial Information" in Part One of this Prospectus, among Nike
Securities L.P. as Sponsor, First Trust Advisors L.P., as Evaluator, and The Chase Manhattan Bank, as Trustee.

The Fund consists of separate unit investment trusts, each having a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law. All issuers of Bonds in a State Trust are located in the State for which such Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of counsel, the related interest earned on such Bonds is exempt to the extent indicated from state and local taxes of such state or territory. In addition, in the case of a National Trust, interest income may also be exempt from certain state and local taxes for residents of various states. Illinois, Indiana, Virginia and Washington residents may only purchase Units of a National Trust by this Prospectus.

Each Unit represents the fractional undivided interest in each Trust as indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unit holders, which may include the Sponsor, or until the termination of the Trust Agreement.

Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

In the event a Bond is sold or redeemed from a Trust or matures in accordance with its terms, the estimated net annual interest income per Unit for the Trust would be reduced and the Estimated Current Return and the Estimated Long-Term Return thereon might be lowered. In addition, Unit holders should be aware that they may not be able at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unit holders in the affected Trust.

Investment Objectives and Portfolio Selection

The objectives of the Trusts are to provide interest income exempt from Federal income tax and, in the case of a State Trust, Federal and state income tax and to conserve capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. There is, of course, no guarantee that the Trusts will achieve their objectives. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the issuer of such Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in such Insured Trust from one of several insurance companies (the "Insurers"). Certain Bonds may be escrowed to maturity. No representation is made as to any Insurer's ability to meet its commitments. All Bonds insured by an Insurer receive an "AAA" rating by Standard & Poor's and an "Aaa" rating by Moody's. All Bonds selected for an uninsured Trust were rated in no case less than "BBB" by Standard & Poor's or "Baa" by Moody's. See "Description of Bond Ratings." NO PORTFOLIO INSURANCE HAS BEEN OBTAINED BY THE SPONSOR FOR BONDS CONTAINED IN CERTAIN UNINSURED TERRITORIAL SERIES AND THE NEW MEXICO SERIES.

In selecting Bonds for the Trusts the following factors, among others, were considered by the Sponsor: (i) either the Standard & Poor's rating of the securities was in no case less than AAA in the case of the Insured Trusts and BBB in the case of the uninsured Trusts, or the Moody's rating of the Securities was in no case less than Aaa in the case of the Insured Trusts and Baa in the case of the uninsured Trusts, including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trusts, (ii) whether the Bonds are insured by an Insurer in the case of an Insured Trust, (iii) the prices of the Bonds relative to other bonds of comparable quality and maturity and (iv) the diversification of Bonds as to purpose of issue and location of issuer, (v) with respect to the Insured Trusts, the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Bonds. Subsequent to a Trust's Initial
Date of Deposit, a Bond may cease to be rated or its rating may be reduced below either the applicable Standard & Poor's or Moody's ratings set forth above or both. Neither event requires elimination of such Bonds from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bonds. See "Trust Administration-Portfolio Administration."

The Trusts

Risk Factors Specific to Arizona. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

General Economic Conditions. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying. One of the nation's leaders in employment growth, Arizona has been among the top five employment growth states for more than four years, and it should remain there through 1999. Job growth in Arizona continues to lead the nation. For the period, March of 1999 through March of 2000, Arizona experienced growth of 4.6% which ranked Arizona #1 in the nation for nonagricultural job growth through that period. The unemployment rate was around 4.1% for 1998, 4.2% for 1999 and has remained around 3.9% in early 2000. Arizona's unemployment compares with a national rate of and 4.5% in 1998 and 4.2% in 1999. Personal income grew 7.2% in 1998, 8.6% in 1999 and is projected to grow by 6.2% in 2000. This compares with personal income growth of 5.1% in 1998 and nationally.

Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. Employment growth will continue to be stronger in the Phoenix area than in the balance of the State. Housing has probably peaked and is likely to decline after seven extremely strong years. Retail sales should also continue to slow.

Population, because of continued employment growth, will record above-average growth rates. Population grew 2.5% in 1998 and in 1999 and is expected to do the same in 2000, which compares to national population growth of 1% over the same periods.

Budgetary Process. Although Arizona's fiscal year runs from July 1st of one year to June 30th of the next year, the Legislature adopts 2-year budgets.

The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal Biennium 2000-01, all State agencies, including capital improvement budgeting, will be moved to a biennial budgeting system. From Fiscal Year 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs." The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units (OBUs).

Revenues and Expenditures. The General Fund closed Fiscal Year 1999 with a $255.5 million ending balance and the Executive plan for Fiscal Year 2000 anticipates a $210.4 million balance. Overall, Fiscal Year 1999 General Fund revenues totaled $6.141 billion. General Fund expenditures for Fiscal Year 1999 totaled $5.886 billion.

Debt Administration and Limitation. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not effect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Fund to pay interest on or principal of the Bonds. This information has not been independently verified.

Arizona State Taxation. For a discussion of the Federal tax status of income earned on Arizona Trust Units, see "Tax Status."

The assets of the Arizona Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the
"State"), its political subdivisions and authorities (the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that:
(i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unit holder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Arizona law as of the date of this Prospectus and based upon the assumptions set forth above:

1. For Arizona income tax purposes, each Unit holder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unit holder under State law.

2. For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unit holder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unit holders.

3. To the extent that interest derived from the Arizona Trust by a Unit holder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

4. Each Unit holder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unit holder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unit holder's share of interest, if any, accruing on Bonds during the interval between the Unit holder's settlement date and the date such Bonds are delivered to the Arizona trust, if later.

5. Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductibility of interest.

6. Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to California. Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of a Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

Despite a recession in the beginning of the decade and the Asian financial crisis which affected the high-technology manufacturing industry in 1997 and 1998, California's economy has expanded over the last several years and ended 1999 on a strong note. Nonfarm employment growth averaged 2.9% and personal income was up more than 6.5%. The jobless rate was below 6% all year. The construction industry led California's employment growth in 1999, expanding by almost 9% over the year.

The high technology manufacturing sector is improving as major foreign economies improve. Demand for computer services and software remains extremely strong, buoyed by the continued explosive growth of the Internet, and by financial sector needs related to the new Euro currency.

California's population is expected to grow by 578,000 people in 1999-2000 to a total of 34.7 million. This reflects a 1.7% increase of population for the year. California's population is concentrated in metropolitan areas specifically located in the Los Angeles and San Diego counties. California's unemployment rate was 5.9% in 1999. In comparison, the unemployment rate for the United States during the same time was 4.2%.

Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively.
Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either
Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $19.9 billion aggregate principal amount of general obligation bonds outstanding, and $13.2 billion general obligation bonds authorized and unissued, as of June 30, 1999.

From July 1, 1997 to July 1, 1998, the State issued approximately $2.6 billion in non-self liquidating general obligation bonds and $1.0 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for $1.0 billion of the general obligation bonds and $514 million of the revenue bonds.

Recent Financial Results. California maintains a Special Fund for
Economic Uncertainties derived from General Fund revenues as a reserve to meet cash needs of the General Fund. As of June 30, 1999, the balance of this fund was $1.6 billion.

The Budget. California's solid economic performance during 1998 led to healthy revenue growth. General Fund collections grew by 11.7% in fiscal year 1997-98 to reach $55.0 billion, an increase of $5.8 billion from the prior year. For fiscal year 1999-2000, the Governor's Budget expects total General Fund revenues of $60.3 billion, a 7.1% net increase from 1998-99. This revised estimate reflects the impact of the tax relief legislation which reduces current year collections $320 million from the baseline estimate, with a more moderate revenue loss in the budget year.

Overall, General Fund revenues and transfers represent nearly 80% of total revenues. The remaining 20% are special funds dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 75% of total revenues with personal income comprising 50% of the total. The personal income tax revenue in 1999-2000 is expected to be $30,175 million, an increase of $1,649 million from the forecast for 1998-1999.

Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

Bond Ratings. The State's general obligation bonds have received ratings of Aa3 by Moody's, AA- by Standard & Poor's and AA by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

California State Taxation. For a discussion of the Federal tax status of income earned on California Trust Units, see "Tax Status."

We have examined the income tax laws of the State of California to determine its applicability to the California Trust and to the holders of Units in the California Trust who are full-time residents of the State of California ("California Unit holders"). The assets of the California Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the California Trust is debt, the interest on which is excluded from gross income for Federal income tax purposes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the California Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unit holder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full-time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the California Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

1. The California Trust is not an association taxable as a corporation for purposes of the California Bank and Corporation Tax Law, and each California Unit holder will be treated as the owner of a pro rata portion of the California Trust, and the income of such portion of the California Trust will be treated as the income of the California Unit holders under the California Personal Income Tax.

2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the California Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unit holder will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the California Trust and distributed to a California Unit holder.

3. Each California Unit holder of the California Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unit holder redeems or sells Units of the California Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unit holder for Federal income tax purposes. However, there are certain differences between the recognition of gain or loss for Federal income tax purposes and for California Personal Income Tax purposes, and California Unit holders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unit holder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unit holder to purchase Units in the California Trust is not deductible for purposes of the California Personal Income Tax.

This opinion relates only to California Unit holders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unit holders subject to the California Bank and Corporation Tax Law and such California Unit holders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unit holder that is subject to the California Bank and Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the California Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Colorado. Economic Outlook. Despite slowing somewhat later in the year, the State's economy continued on its fast track in 1998, and the economic outlook in Colorado remains moderately positive.

Based on data published by the Colorado Department of Labor and Employment, job creation decreased during the 1999 fiscal year (July 1998-June 1999). While there were 74,900 jobs created in the 1998 fiscal year, this figure dropped to 39,600 in 1999. Services and Special Trade Contractors were the number one and two largest growing industries in Colorado in 1998, followed by the finance, insurance, and real estate sector.

The annual average non-agricultural unemployment rate in Colorado from 1994 to 1996 stabilized at 4.2%. In 1997, the unemployment rate in Colorado dropped to 3.3% while the nation's unemployment rate was 5.0%. The unemployment rate in Colorado held at 3.8% in 1998 while the nation's rate fell to 4.5%. Colorado's job growth rate increased 3.6% in 1998, down from the 4.0% growth rate in 1997. Total growth in nonagricultural employment in Colorado is expected to slow to slightly under 3.0% in 1999.

Personal income rose 8.9% in Colorado during 1998 as compared with 5.9% for the nation as a whole. Colorado's real personal income growth has outpaced the national average since 1989 and will continue to do so in the foreseeable future.

Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

As required by the new law, the revised ending fund balance does not net out the state's first TABOR rebate. The new measure directs the state controller's office to show TABOR refunds in the year they are to be refunded, rather than the year they were incurred. In 1998, the ending fund balance is $904 million. After accounting for the statutory 4% reserve of $177 million, the balance is $727. Based on December 20, 1998 estimates, the 1999 fiscal year ending General Fund balance is expected to be $673.9 million, or $486.3 million over the required Unappropriated Reserve and Emergency Reserve.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.

Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval;
(ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

According to the Colorado Economic Perspective, First Quarter, FY 1999, June 12, 1998 (the "Economic Report"), inflation for 1996 was 3.5% and population grew at the rate of 2.0% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1998 fiscal year were limited to 5.5% (TABOR revenue growth limit) over expenditures during the 1997 fiscal year. The 1998 fiscal year is the base year for calculating the limitation for the 1999 fiscal year. The limitation for the 1999 fiscal year is estimated at 4.4%, based on inflation of 2.4% and population growth of 2.0% during 1998. The 1999 fiscal year General Fund and program revenues (cash funds) are expected to total $7,905.2 million, or $655.3 million more than expenditures allowed under the spending limitation. This will be the third time the state has breached the limit since its implementation in 1992. The first breach was in 1997 and the excess revenue of $139.0 million was refunded to Colorado taxpayers during the 1998 tax filing season. The second breach was in 1998, with $563.2 million refunded in the 1999 tax filing season. The refund is for the full amount of the surplus because in the November 1998 general election, voters rejected a ballot issue that would have allowed $200 million of the surplus for five years to fund transportation and educational capital improvements. The legislature will have to determine future surplus issues, as the Colorado Economic Perspective estimates that the limit will be breached by $655.3 million in the 1999-2000 fiscal year.

There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had General Fund balances (before reserves) at June 30 of approximately $405.1 million in fiscal year 1994, $486.7 million in fiscal year 1995, $368.5 million in fiscal year 1996, $514.1 million in fiscal year 1997 and $904.0 million in the fiscal year 1999.

For fiscal year 1998, the following tax categories generated the following respective revenue percentages of the State's $5,401.2 million total gross receipts: individual income taxes represented 56% of gross fiscal year 1998 receipts; sales, use and excise taxes represented 30.4% of gross fiscal year 1998 receipts; and corporate income taxes represented 4.9% of gross fiscal year 1998 receipts. The percentages of General Fund revenue generated by type of tax for fiscal year 1999 are not expected to be significantly different from fiscal year 1998 percentages, with the exception of a one time estate tax payment in 1998 totally $109.6 million.

State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

Colorado State Taxation. For a discussion of the Federal tax status of income earned on Colorado Trust Units, see "Tax Status."

The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Colorado Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax"). This opinion does not address the taxation of persons other than full time residents of Colorado.

We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the Colorado Income Tax. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Colorado law as of the date of this Prospectus and based upon the assumptions set forth above:

1. Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

2. With respect to Colorado Unit holders, in view of the relationship between Federal and Colorado tax computations described above:

(i) Each Colorado Unit holder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unit holder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unit holder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unit holder as it would have in the hands of the Trustee;

(ii) Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unit holder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unit holder and when distributed to such Colorado Unit holder;

(iii) Any proceeds paid under individual policies obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

(iv) Each Colorado Unit holder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unit holder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unit holder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unit holder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

(v) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unit holders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

(vi) If interest on indebtedness incurred or continued by a Colorado Unit holder to purchase Units in the Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

Unit holders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult with their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Minnesota. The State of Minnesota economy is one of the strongest and most diverse in the nation, exhibiting a balance of industries and solid expansion. Rapidly growing industries including business services, motion pictures and air transportation, as well as continued expansion in the state's more traditional industries, have contributed to this performance.

Minnesota's economy continued to outperform national averages during 1999. Overall payroll employment increased in the late 1990's to a total over 2.6 million jobs. High technology industries, including printing and publishing, health and medical devices, and computer components and software are flourishing. During the 1990s, Minnesota's FIRE sector has grown approximately six times faster than the national average.

Agriculture is another important factor of the Minnesota economy. Among the state's most important products are sugar beets, soybeans, corn, wheat, oats, peas, turkeys and cheese. During 1998, reduced Asian demand and good harvests sent farm prices below the break-even point for many crop and livestock farmers, causing farm income for Minnesota grain producers to hit the lowest levels since the mid-1980s.

The annual unemployment rate in Minnesota has been below the national rate every year since 1985. The state's average unemployment rate for 1999 was 2.8% up from 2.4% a year earlier, but resting well below the U.S. rate of 4.2%. In conjunction with its low unemployment rate,

Minnesota boasts the highest labor participation rate (75%) in the nation. Accordingly, investors should note that future economic growth may be hampered by shortages in skilled workers.

Minnesota's per capita income growth has also outpaced the nation's during the 1990s. While population has been stable in 1999 with 1% growth (4.77 million), personal income has risen rapidly. The state has had good gains in per capita personal income in the last few years. Minnesota's per capita personal income level is now $26,295, almost 104% of the U.S. rate ($25,298).

Wage and salary income growth, however, is projected to lag behind the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire.

Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The 2000-2001 biennium begins on July 1, 2000. The general fund budget adopted by the Legislature for the 2000-01 biennium is based on total projected revenues of $24.620 billion. Of this amount, $1.518 billion is brought forward from the previous biennium and $23.102 billion is current revenue. This is a 10.8 percent increase over the projections for the 1998-99 budget. The ending balance for FY 2000-2001 is projected to be $130 million.

On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the state of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the state's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the state's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) One-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, will be $461 million during FY 1999, $242 million during FY 2001-03, and $121 million in FY 2003.

Debt Management. Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation.

Ratings. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates State of Minnesota general obligation bonds as AAA. Moody's Investor Services rates Minnesota's general obligation bonds AAA. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

Minnesota State Taxation. For a discussion of the Federal tax status of income earned on Minnesota Trust Units, see "Tax Status."

Counsel to the Minnesota Trust understands that the Minnesota Trust would only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds and (iii) proceeds paid under certain insurance policies issued to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Minnesota law as of the date of this Prospectus and based upon the assumptions set forth above:

1. The Minnesota Trust is not an association taxable as a corporation and each Unit holder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unit holder for Minnesota Income Tax purposes;

2. Income on the Bonds, excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust, and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unit holder, will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unit holder;

3. To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for Federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

4. Each Unit holder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unit holder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unit holder for Federal income tax purposes;

5. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unit holders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

6. Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

7. To the extent that interest derived from the Minnesota Trust by a Unit holder with respect to any Possession Bonds is excludable from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota

Income Tax when distributed by the Minnesota Trust and received by the Unit holders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a Federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions as to the exemption from State income taxes of interest on the Bonds if received directly by a Unit holder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Risk Factors Specific to New Mexico. The following brief summary regarding the economy of New Mexico is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the New Mexico Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Economic Outlook. New Mexico's economy in 1998 struggled to maintain the modest job and income growth rates recorded in 1996 and 1997. New Mexico has been affected by the troubles of the Asian economies; as a consequence, economic growth has slowed considerably, shaving off about one percent of the state's growth rate in 1998. However, the state should see moderately strong income growth during 1999, while nonagricultural employment growth should average 2% during 1999. Current dollar personal income should increase by a moderately strong 5% in 1999 and 2000. Personal income, adjusted for inflation, should increase by 2.5% as should employment growth by 2000. Manufacturing employment should increase by 1.5% and may increase during 2000. Construction employment is expected to remain more or less flat.

New Mexico economic growth has slowed. Nonagricultural employment growth was only 1.3% in from February 1998 to February 1999, a loss of .1% from the 1.8% growth in 1997, and .9% below the national average. This is a significant slow down following growth rates of 3.8% in 1995, 5.0% in 1994 and 4.1% in 1993. Causes for the slowdown can be traced to developments in several sectors of the economy, including the Asian "flu." After an increase of 6.0% in 1995, construction employment declined 3.2% in 1996 and 1.2% in 1997, but has rebounded slightly with an increase of 2.2% for the period of February 1998 to February 1999. This increase in construction employment, though positive, is well below the 5.8% growth for the nation and the 11.4% increase seen by neighbor-state Arizona. The finance, insurance and real estate sector lost 0.3% of its jobs during 1997, but it too saw a slight increase of 1.6% for the February 1998-1999 period. New Mexico's manufacturing suffered the largest decreases in the country during the February 1998-1999 period, with a 4.6% drop in employment. In the trade sector, the State saw slight growth of 1.8%. Finally, New Mexico has seen a loss of government jobs, as during the period of February 1998-1999, the State lost 0.7% of its government jobs. In all of the above categories, New Mexico fell in the bottom quarter of all states.

In 1997, employment in services increased by 2.6% and continued its growth during the February 1998-1999 period with a 4.6% increase. According to the New Mexico Department of Labor, service occupations will continue to experience the highest growth rates through 2006, with food service and preparation occupations accounting for almost half of all new jobs in this sector.

In comparison to other states, New Mexico continues to rank low in terms of per capita personal income, despite rapid growth in this area. The rapid growth of the State's population, at 14.2% from 1990-97 compared to only 7.6% for the nation, has had a negative impact on per capita personal income. New Mexico's 1996 per capita personal income of $18,814 was approximately 77% of the national figure ($24,436), and the State ranked 49th out of the fifty states and the District of Columbia. During 1997, per capita personal income in the State climbed by 4.1% to $19,587, moving New Mexico to a 48th place ranking. However, this gain is substantially lower than the increases in the 6.0% to 8.5% range from 1993 to 1995. The national growth rate in total personal income during 1997 was 5.7%. The 1998 personal income numbers did not change much for the State, as it saw only a 3.7% increase.

After remaining stable at 6.3% in 1994 and 1995, New Mexico's unemployment rate was a very high 8.1% in 1996. During 1997, however, the State's unemployment rate averaged 6.2%. In comparison, the average national unemployment rate during 1997 was 4.9%. In March 1998, New Mexico's unemployment rate was recorded at 6.4%, the third highest in the nation. The unemployment rate for the year ending 1998 was 6.2%, where it has remained through June 1999. The national average for the year ending 1998 was 4.5%, though it has been slightly lower at 4.3% through June 1999.

Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

For the Fiscal Year ending June 30, 1998, recurring revenue totaled $3.158 billion, an increase of 6.5% over the previous fiscal year. Total General Fund Revenue was $3.206 billion, up 6.0% from fiscal year 1997.

Preliminary results for fiscal year 1999 show recurring appropriations at $3.182 billion, up 0.8% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1998 were $51.8 million, and are estimated at $46.5 million for fiscal year 1998. The net transfer to the operating reserve was $145.2 million.

The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $377.9 million. Without the risk reserve, balances would be $237.4 million. The fiscal year 1998 balance in the operating reserve was $225.3 million, or 7.0% of fiscal year 1998 total revenue.

Disaster allotments from the appropriation contingency fund totaled $3.9 million, and the ending balance in the appropriation contingency fund is $6.9 million for 1998 and is expected to be around $3.6 million in 1999.

Debt Administration. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. The 1994 Legislature authorized the largest capital program in the State's history, $383 million. The Executive Capital outlay recommendation for the 1998 session totals $265.9 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

General Obligation Bonds. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. As of June 30, 1999, the total amount outstanding on General Obligation Bonds was $188,440,106.

Severance Tax Bonds. Severance Tax Bonds are not general obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. For the fiscal year ended June 30, 1998, the total amount outstanding on Severance Tax Bonds was $376,888,806.

Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The main minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance tax collections totaled $183.9 million in fiscal year 1998 and are projected at $139.4 million for 1998.

Bond Ratings. Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds.

New Mexico State Taxation. For a discussion of the Federal tax status of income earned on New Mexico Trust Units, see "Tax Status."

The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of the Guam, or the government of the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matter, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the New Mexico income taxes applicable to individuals and corporation (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing New Mexico law as of the date of this Prospectus and based upon the assumptions set forth above:

1. The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

2. Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unit holder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unit holder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax Regulations.

3. To the extent that interest income derived from the New Mexico Trust by a Unit holder with respect to Possession Bonds is exempt from state taxes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

4. Each Unit holder will recognize gain or loss for New Mexico State Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unit holder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unit holder for Federal income tax purposes.

5. The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico

Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. Prospective investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for the purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Risk Factors Specific to Oregon. Due to a shift in from reliance on the timber industry to the high technology industry and the effect of the Asian financial crisis, Oregon's economy is growing but at a slower rate than previous years.

Oregon unemployment decreased to 5.6% during 1998, down from 5.8% in 1997 but remains above the national average of 4.5%. The total population of the state is expected to reach 3.4 million by 2000, a 4.2% increase over the 3.26 million estimate in 1998.

Manufacturing job growth slowed in the second half of 1997 and has continued to remain slow since then. Manufacturing is expected to grow 0.9% in 2000 and 1.5% in 2001. The non-manufacturing sector has grown more rapidly than the manufacturing sector and was estimated to provide over 1.3 million jobs in 1998. It is expected that jobs in this sector will increase 2.3% in 2000 and 2.2% in 2001.

The service-producing sectors recorded solid gains in the last quarter of 1999. Non-health services added 5,400 jobs for an 8.2% increase. The strongest growth was in business services and engineering and management services. The service sector should see annual job growth of 3.4% in 2000 and 3.0% in 2001.

Oregon's preliminary per capita personal income figures for 1998 confirm the state's strong economic performance. Overall, personal income rose 3.6% in 1998, as compared to the national figure of 4.7%.

The Oregon Office of Economic Analysis expects Oregon's economy to outperform the nation.

Oregon's job growth is projected to increase from 1.7% in 1999 to 2.1% in 2000 and 2001. Personal income increased 5.8% in 1998 and 5% in 1999. It is expected to grow by 6.0% in 2000 and 5.9 in 2001. Wage and salary income is expected to grow 6.7% in 2000 and 2001.

Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

Actual General Fund revenue for the 1995-97 biennium was $7,731.58 million. The Office of Economic Analysis projects General Fund revenue to be $8,573.2 million for the 1997-99 biennium. This is an increase of $69.1 million compared to the March 1998 forecast. The June 1997-99 revenue projection is $348.1 million higher than the 1997 close of legislative session (COS) forecast. The beginning balance is estimated to be $794.2 million. The 1997-99 total General Fund resource estimate is $9,367.4 million.

A surplus kicker refund credit is projected for personal income taxpayers. If the current forecast holds, a refund of $356.2 million will be paid to taxpayers in the fall of 1999. No corporate kicker credit is forecast.

General Fund revenue is projected to be $10,013.4 million for the 1999-2001 biennium and $11,135.2 million for the 2001-003 biennium (an increase of 11.2% over 1999-2001). As of June 30, 1998, total outstanding general obligation bonds was $2.96 billion. The debt service requirements, including interest of approximately $2.1 billion, as of June 30, 1998, was $5.17 billion.

All outstanding general obligation bonds of the State of Oregon are rated AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Oregon Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Oregon Trust to pay interest on or principal of the Bonds.

Oregon State Taxation. For a discussion of the Federal tax status of income earned on Oregon Trust Units, see "Tax Status."

The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unit holder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Oregon law as of the date of this Prospectus and based on the assumptions set forth above:

1. The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unit holder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unit holder for Oregon Personal Income Tax purposes;

2. Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unit holder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unit holder;

3. To the extent that interest derived from the Oregon Trust by an Oregon Unit holder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C.
Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

4. Each Oregon Unit holder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unit holder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unit holder for Federal income tax purposes; and

5. The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Oregon law. Ownership of the Units may result in collateral Oregon tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unit holder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unit holder subject to such tax will be added to the corporate Oregon Unit holder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Risk Factors Specific to Pennsylvania. Generally. The Commonwealth of Pennsylvania historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy continues to diversity unto the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries. The Commonwealth continues to enjoy its longest period of economic growth and most of its sectors have created new jobs with unemployment rates comparable to the national average.

Pennsylvania's economy is projected to continue its expansion during 2000. Consumer spending, supported by continued gains in income, will help sustain economic growth but at lower levels than in recent years due to continued losses in durable and nondurable manufacturing.

State Government. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. Further, the Commonwealth further issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year.

The Governor has proposed a General Fund Budget for 2000-01 that strengthens public education, emphasizes and encourages job creation and business development, protects the environment, returns money to taxpayers and promotes personal self-sufficiency. The proposed 2000-01 General Fund Budget is $19.7 billion, an increase of $339 million, or
2.1 percent. Furthermore, $643.5 million tax reductions and tax rebates are proposed in 2000-01 to help families and to stimulate job creation and retention. This is the largest proposed tax cut in Pennsylvania history. With the transfer at the end of 2000-01, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $1.1 billion, nearly seventeen times the balance in 1994-95.

Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in
metropolitan areas of the U.S.   Philadelphia functions both as a first
class city and county for the purpose of administering various governmental programs. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's, Aa3 by Moody's, and AA by Fitch. Standard & Poor's rating on City of Philadelphia general obligation bonds is BBB, and Moody's rating is Baa2. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

Risk Factors. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

Pennsylvania State Taxation. For a discussion of the Federal tax status of income earned on Pennsylvania Trust Units, see "Tax Status."

We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania Trust (the "Pennsylvania Trust") and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unit holders"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be,
(ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Pennsylvania law as of the date of this Prospectus and based upon the assumptions set forth above:

1. The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

2. Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unit holder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unit holder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unit holder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unit holder.

3. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

4. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unit holder held his or her Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unit holder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

5. Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for Federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

6. Each Unit holder will recognize gain for purposes of the Corporate Income Tax if the Unit holder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unit holder for Federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unit holder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

7. A Unit holder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

8. A Unit holder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unit holder held his or her Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unit holder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

9. The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

Unit holders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from Federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unit holder.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Puerto Rico. Economic activity in Puerto Rico increased again during 1998. The growth in Puerto Rico's gross domestic product (GDP) was 3%, with an additional 2.7% growth expected in 1999.
The main driving force behind this growth was manufacturing, Puerto Rico's largest and most quickly developing economic sector, accounting for more than 55% of the territory's GDP during 1998. Manufacturing exports have increased more than 35% during the past five years to $23.4 billion in 1998, due in part to increasing emphasis on rebuilding Puerto Rico's infrastructure, including the upcoming renovation of the Port of San Juan.

Puerto Rico's unemployment, although at relatively low historical levels, remains above the average for the United States. Average total employment increased from 1.01 million in 1993 to 1.14 million in 1998, with 11.4% growth during this five-year period. Non-farm employment (not seasonally adjusted) for January 1999 reached 1,158,138, its highest recorded level. The average unemployment rate decreased from 17.0% in 1993 to 13.3% in 1998 and dropped further to 12.7% in March 1999. The U.S. average in 1998 was 4.5%.

The territory has experienced $1.9 billion in general fund revenue growth during the past five years, totaling a $1.9 billion increase between fiscal 1994 and fiscal 1998. During fiscal 1998, more than 67% of Puerto Rico's $5.9 billion in general fund receipts were due to the income tax, with excise taxes accounting for another 22%. Long-term debt for the territory reached $14.7 billion at the end of fiscal 1998 (ended June 30, 1998). Outstanding general obligation debt accounted for $4.8 billion of this amount, while revenue bonds represents $5.2 billion.

Federal Taxation. For a discussion of the Federal tax status of income earned on Territorial Trust Units, see "Tax Status."

Equivalent Taxable Estimated Current Returns

As of the date of this Prospectus, the following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published Federal and State (if applicable) tax rates scheduled to be in effect in 1999. These tables illustrate approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. For cases in which more than one State rate falls within a Federal bracket, the highest State rate corresponding to the highest income within that Federal bracket is used. The combined State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The tables do not show the approximate taxable estimated current returns for individuals who are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the following tables for those individuals who have adjusted gross incomes in excess of $126,600. The tables do not reflect (i) the effect of limitations on itemized deductions and the deduction for personal exemptions which were designed to phase out certain benefits of these deductions for higher income taxpayers, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80 percent of his or her allowable itemized deductions, with certain exceptions. See "Tax Status" for a more detailed discussion of recent Federal tax legislation, including a discussion of provisions affecting corporations.

                                    ARIZONA TAX EQUIVALENT TABLE*

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0- 26.25                   18.2%      5.50%   6.11%   6.72%     7.33%   7.95%    8.56%   9.17%
                $     0- 43.85   17.7%      5.47    6.08    6.68      7.29    7.90     8.51    9.11
  26.25- 63.55    43.85-105.95   31.4%      6.56    7.29    8.02      8.75    9.48    10.20   10.93
  63.55-132.60   105.95-161.45   34.3%      6.85    7.61    8.37      9.13    9.89    10.65   11.42
                 161.45-288.35   39.0%      7.38    8.20    9.02      9.84   10.66    11.48   12.30
 132.60-288.35                   39.2%      7.40    8.22    9.05      9.87   10.69    11.51   12.34
   Over 288.35     Over 288.35   42.6%      7.84    8.71    9.58     10.45   11.32    12.20   13.07

* Please note that the tax rates shown do not reflect the deductibility of Arizona state income taxes in computing Arizona income subject to tax.


                                    CALIFORNIA TAX EQUIVALENT TABLE*

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0- 26.25  $     0- 43.85   20.10%     5.63%   6.26%    6.88%    7.51%   8.14%    8.76%   9.39%
  26.25- 63.55    43.85-105.95   34.70%     6.89%   7.66%    8.42%    9.19%   9.95%   10.72%  11.49%
  63.55-132.60   105.95-161.45   37.40%     7.19%   7.99%    8.79%    9.58%  10.38%   11.18%  11.98%
 132.60-288.35   161.45-288.35   42.00%     7.76%   8.62%    9.48%   10.34%  11.21%   12.07%  12.93%
   Over 288.35     Over 288.35   45.20%     8.21%   9.12%   10.04%   10.95%  11.86%   12.77%  13.69%

* The State tax brackets are those for 1999. The 2000 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released.

                                    COLORADO TAX EQUIVALENT TABLE*

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0- 26.25  $     0- 43.85   18.9%      5.55%   6.17%   6.78%     7.40%   8.01%    8.63%   9.25%
  26.25- 63.55    43.85-105.95   31.3%      6.55    7.28    8.01      8.73    9.46    10.19   10.92
  63.55-132.60   105.95-161.45   34.2%      6.84    7.60    8.36      9.12    9.88    10.64   11.40
 132.60-288.35   161.45-288.35   39.0%      7.38    8.20    9.02      9.84   10.66    11.48   12.30
   Over 288.35     Over 288.35   42.4%      7.81    8.68    9.55     10.42   11.28    12.15   13.02

                                    MINNESOTA TAX EQUIVALENT TABLE

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0-26.25   $     0- 43.85   21.0%      5.70%   6.33%   6.96%     7.59%   8.23%    8.86%   9.49%
  26.25-63.55     43.85-105.95   33.7%      6.79    7.54    8.30      9.05    9.80    10.56   11.31
  63.55-132.60   105.95-161.45   36.4%      7.08    7.86    8.65      9.43   10.22    11.01   11.79
 132.60-288.35   161.45-288.35   41.0%      7.63    8.47    9.32     10.17   11.02    11.86   12.71
   Over 288.35     Over 288.35   44.3%      8.08    8.98    9.87     10.77   11.67    12.57   13.46

<CAPTION
                                    NATIONAL TAX EQUIVALENT TABLE

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0- 26.25  $     0- 43.85   15.0%      5.29%   5.88%   6.47%    7.06%    7.65%    8.24%   8.82%
  26.25- 63.55    43.85-105.95   28.0%      6.25    6.94    7.64     8.33     9.03     9.72   10.42
  63.55-132.60   105.95-161.45   31.0%      6.52    7.25    7.97     8.70     9.42    10.14   10.87
 132.60-288.35   161.45-288.35   36.0%      7.03    7.81    8.59     9.38    10.16    10.94   11.72
   Over 288.35     Over 288.35   39.6%      7.45    8.28    9.11     9.93    10.76    11.59   12.42

                                    NEW MEXICO TAX EQUIVALENT TABLE*

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0- 26.25  $     0- 43.85   21.0%      5.70%   6.33%   6.96%     7.59%   8.23%    8.86%   9.49%
  26.25- 63.55                   33.7%      6.79    7.54    8.30      9.05    9.80    10.56   11.31
                  43.85-105.95   33.9%      6.81    7.56    8.32      9.08    9.83    10.59   11.35
  63.55-132.60   105.95-161.45   36.7%      7.11    7.90    8.69      9.48   10.27    11.06   11.85
 132.60-288.35   161.45-288.35   41.2%      7.65    8.50    9.35     10.20   11.05    11.90   12.76
   Over 288.35     Over 288.35   44.6%      8.12    9.03    9.93     10.83   11.73    12.64   13.54

* Please note that the tax rates shown do not reflect the deductibility of New Mexico state income taxes in computing New Mexico income subject to tax.

                                    OREGON TAX EQUIVALENT TABLE*

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0- 26.25  $     0- 43.85   22.7%      5.82%   6.47%    7.12%    7.76%   8.41%    9.06%   9.70%
  26.25- 63.55    43.85-105.95   34.5%      6.87    7.63     8.40     9.16    9.92    10.69   11.45
  63.55-132.60   105.95-161.45   37.2%      7.17    7.96     8.76     9.55   10.35    11.15   11.94
 132.60-288.35   161.45-288.35   41.8%      7.73    8.59     9.45    10.31   11.17    12.03   12.89
   Over 288.35     Over 288.35   45.0%      8.18    9.09    10.00    10.91   11.82    12.73   13.64

* The State tax brackets are those for 1999. The 2000 brackets may be indexed by cost-of-living adjustment.

                                    PENNSYLVANIA TAX EQUIVALENT TABLE

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0- 26.25  $     0- 43.85   17.4%      5.45%   6.05%   6.66%     7.26%   7.87%    8.47%   9.08%
  26.25- 63.55    43.85-105.95   30.0%      6.43    7.14    7.86      8.57    9.29    10.00   10.71
  63.55-132.60   105.95-161.45   32.9%      6.71    7.45    8.20      8.94    9.69    10.43   11.18
 132.60-288.35   161.45-288.35   37.8%      7.23    8.04    8.84      9.65   10.45    11.25   12.06
   Over 288.35     Over 288.35   41.3%      7.67    8.52    9.37     10.22   11.07    11.93   12.78

                                    TERRITORIAL TAX EQUIVALENT TABLE*

Taxable Income ($1,000's)                  Tax-Exempt Estimated Current Return
______________________________              ________________________________________________________
Single          Joint            Tax        4.5%    5%      5.5%     6%      6.5%     7%      7.5%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$     0- 26.25  $     0- 43.85   15.0%      5.29%   5.88%   6.47%    7.06%    7.65%    8.24%   8.82%
  26.25- 63.55    43.85-105.95   28.0%      6.25    6.94    7.64     8.33     9.03     9.72   10.42
  63.55-132.60   105.95-161.45   31.0%      6.52    7.25    7.97     8.70     9.42    10.14   10.87
 132.60-288.35   161.45-288.35   36.0%      7.03    7.81    8.59     9.38    10.16    10.94   11.72
   Over 288.35     Over 288.35   39.6%      7.45    8.28    9.11     9.93    10.76    11.59   12.42

* The table reflects the Federal tax rate and does not reflect any effect that Puerto Rico taxes may have in determining the taxable equivalent yield for residents of Puerto Rico.

Certain of the Bonds in the Trusts may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Tax Status." The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity.

Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (i) not paying interest on a semi-annual basis and (ii) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond. See footnote (6) in "The Trusts-Notes to Schedules of Investments" in Part One of this Prospectus.

Certain of the Bonds in the Trusts may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trusts were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than Bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce estimated net annual unit income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the affected Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the estimated net annual unit income will be significantly reduced after the dates on which such Bonds are eligible for redemption. A Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in the event that all the Bonds in the portfolio other than the zero coupon bonds are called or redeemed in order to pay expenses of a Trust or in case a Trust is terminated. See "Trust Administration-Portfolio Administration" and "Trust Administration-Amendment or Termination." See "The Trusts-Schedule of Investments" in Part One of this Prospectus for each Trust for the earliest scheduled call date and the initial redemption price for each Bond.

Certain of the Bonds in certain of the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in certain of the Trusts may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with any housing bonds held by the Fund, the Sponsor at the Initial Date of Deposit is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds in certain of the Trusts may be healthcare revenue bonds. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for healthcare facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other healthcare facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Certain of the Bonds in certain of the Trusts may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in certain of the Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain of the Trusts may be industrial revenue bonds ("IRBs"). In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds in certain of the Trusts may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds in certain of the Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or, for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.

An investment in Units of the Trusts should be made with an understanding of the interest rate risk associated with such an investment. Generally, bond prices (and therefore Unit prices) will move inversely with interest rates, and bonds (Trusts) with longer maturities are likely to exhibit greater fluctuations in market value, all other things being equal, than bonds (Trusts) with shorter maturities.

To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the date of this Prospectus, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal and applicable state income taxation. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Redemptions of Bonds. Certain of the Bonds in certain of the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds, an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Schedule of Investments" in Part One of this Prospectus for each Trust and the "Notes to Schedules of Investments" in Part One of this Prospectus.

Estimated Current Return and Estimated Long-Term Return

As of the date indicated in "Summary of Essential Financial Information" in Part One of this Prospectus, the Estimated Current Returns and the Estimated Long-Term Returns were those indicated therein. The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present

Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (ii) takes into account a compounding factor and the expenses and sales charge associated with each Trust
Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

Trust Operating Expenses

Compensation of Sponsor. Nike Securities L.P., which acts as Sponsor, will receive a fee for providing supervisory services as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. Any such charges would be payable in monthly installments and would be based on the number of Units outstanding on the first day of each month of each year. The Sponsor may also be reimbursed for bookkeeping and administrative services in amounts which will not exceed the amounts set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. In addition, legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are not chargeable to each Trust. Historically, the Sponsor paid these fees and expenses. With respect to fees payable to the Sponsor for providing portfolio supervision, and bookkeeping and administrative services to the Trusts, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount paid to the Sponsor for providing such services rendered to all unit investment trusts sponsored by the Sponsor or its affiliates in any calendar year exceed the aggregate cost to the Sponsor and its affiliates of supplying such services in such year. The foregoing fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units.

Evaluator's Fee. For its services, the Evaluator will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Evaluator's fees are payable in monthly installments. The Evaluator's fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category.

Trustee's Fee. For its services, the Trustee will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Trustee's fees are payable in monthly installments (based on the outstanding principal amount of Bonds in a Trust as of the first day of each month of each year) on or before the fifteenth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions) and may be further increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Fund is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unit holders-Reports Provided" and "Trust Administration."

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (i) fees of the Trustee for extraordinary services, (ii) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (iii) various governmental charges, (iv) expenses and costs of any action taken by the

Trustee to protect a Trust and the rights and interests of Unit holders,
(v) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of a Trust without gross negligence, bad faith or willful misconduct on its part, (vi) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust and (vii) expenditures incurred in contacting Unit holders upon termination of a Trust.

The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio or portfolios of the applicable Trust or Trusts. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Fund, the Trustee has the power to sell Bonds to pay such amounts.

Insurance On The Bonds In The Insured Trusts

Insurance guaranteeing prompt payment of interest and principal, when due, on all the Bonds in the Insured Trusts in the Fund has been obtained by the Sponsor or by the issuers or underwriters of such Bonds. Although no insurance has been obtained on the Bonds in the uninsured Trusts, certain of the Bonds in the uninsured Trusts may be insured.

An Insurer has issued a policy or policies of insurance covering each of the Bonds in the Insured Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by an Insured Trust. By the terms of each policy, the Insurer will unconditionally guarantee to the holders or owners of the Insured Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due, but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration). The Insurer will be responsible for such payments, less any amounts received by the holders or owners of the Bonds from any trustee for the bond issuers or from any other sources other than the Insurer. The Insurers' policies relating to small industrial development bonds and pollution control revenue bonds also guarantee the full and complete payments required to be made by or on behalf of an issuer of Bonds pursuant to the terms of the Bonds if there occurs an event which results in the loss of the tax-exempt status of the interest on such Bonds, including principal, interest or premium payments, if any, as and when thereby required. Each Insurer has indicated that its insurance policies do not insure the payment of principal or interest on bonds which are not required to be paid by the issuer thereof because the bonds were not validly issued. However, as indicated under "Tax Status," the respective issuing authorities have received opinions of bond counsel relating to the valid issuance of each of the Bonds in the Trusts. Each Insurer's policy also does not insure against non-payment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. Such policies are not covered by the Property/Casualty Insurance Security Fund specified in
Article 76 of the New York Insurance Law. The policies are non-cancelable and the insurance premiums have been fully paid on or prior to the date of deposit, either by the Sponsor or, if a policy has been obtained by a Bond issuer, by such issuer.

Standard & Poor's rates all new issues insured by an Insurer "AAA Prime Grade." Moody's rates all bond issues insured by an Insurer "Aaa." These ratings independently reflect each company's current assessment of the creditworthiness of each Insurer and its ability to pay claims on its policies of insurance. See "Investment Objectives and Portfolio Selection." Any further explanation as to the significance of either rating may be obtained only from the company which issued the respective rating. Neither rating is a recommendation to buy, sell or hold the Bonds, and such rating may be subject to revision or withdrawal at any time by the respective issuer. Any downward revision or withdrawal of the rating may have an adverse effect on the market price of the Bonds.

Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

Tax Status

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which issuers of such Bonds are located, from State income taxes and certain State or local intangibles and local income taxes. Neither the Sponsor nor Chapman and Cutler has made any review of the Fund proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this prospectus:

1. Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes when received by a Trust and when distributed to Unit holders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax") if reenacted, as noted below;

2. Each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unit holder redeems or sells his or her Unit. If the Unit holder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust involved including his or her pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the date the Unit holders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller), and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various nonrecognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his or her Units are sold or redeemed for an amount less than or equal to his original cost. Unit holders should consult their own tax advisors with regard to the calculation of basis; and

3. Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the Insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bonds on the date a Unit holder acquires his or her Units and the price the Unit holder pays for his or her Units. Unit holders should consult with their tax advisors regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "1993 Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. Legislation has been proposed that would require accrual basis taxpayers to include market discount in income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisors regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1998 and before January 1, 2010. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trusts. Unit holders should consult their tax advisors with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations, including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisors.

In the case of certain of the Bonds in the Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax advisor.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

The Internal Revenue Service Restructuring and Return Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders should consult their tax advisors regarding the potential effect of this provision on their investment in Units.

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference.

In general, Section 86 of the Code, provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

FOR A DISCUSSION OF THE STATE TAX STATUS OF INCOME EARNED ON UNITS OF A TRUST, SEE "THE TRUSTS-STATE TAXATION" FOR THE APPLICABLE TRUST. EXCEPT AS NOTED THEREIN, THE EXEMPTION OF INTEREST ON STATE AND LOCAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DISCUSSED ABOVE DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS.

Ownership of the Units may result in collateral Federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

Public Offering

General. Units are offered at the Public Offering Price. The Public Offering Price is based on the bid prices of the Bonds in each Trust and includes a sales charge of 5.5% of the Public Offering Price (5.820% of the aggregate bid price of the Bonds) plus any accrued interest. Employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and its subsidiaries, related companies to the Sponsor and a registered representative purchasing for such representative's personal account may purchase Units of the Trusts without a sales charge in the secondary offering period.

Investors who purchase Units through registered broker/dealers who charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units in the secondary offering period at the Public Offering Price less the concession the Sponsor typically would allow such broker/dealer. See "Public Offering-Unit Distribution."

Accrued Interest. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unit holders will receive on the next distribution date of the respective Trust the amount, if any, of accrued interest paid on their Units.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his or her Units, he or she will be entitled to receive his or her proportionate share of the accrued interest from the purchaser of his or her Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unit holders and since such Account is noninterest-bearing to Unit holders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds in each Trust.

As indicated above, the price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds an amount equal to 5.820% of such value and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross underwriting profit equal to 5.5% of the Public Offering Price. The Evaluator will appraise or cause to be appraised the value of the underlying Bonds as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on days on which the New

York Stock Exchange is open (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) for each day on which any Unit of a Trust is tendered for redemption, and it shall determine the aggregate value of such Trust as of 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on such other days as may be necessary. Such Public Offering Price will be effective for all orders received at or prior to 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on each such day. Orders received by the Trustee or the Sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

The aggregate price of the Bonds in each Trust has been and will be determined on the basis of bid prices (i) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (ii) if such prices are not available for any particular Bonds, on the basis of current market prices for comparable bonds; (iii) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (iv) by any combination of the above.

The Public Offering Price per Unit is based on the bid price per Unit of the Bonds in each Trust plus the applicable sales charge plus accrued interest. The offering price of Bonds in each Trust may be expected to range from .35%-1% more than the bid price of such Bonds.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates, if any are requested in writing, representing Units so ordered will be made as soon as possible following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary Public Offering Price in the manner described. Broker/dealers or others will be allowed a concession or agency commission in connection with the distribution of Units in the secondary market equal to 4.0% of the Public Offering Price per Unit.

As stated under "Public Market" below, the Sponsor intends to maintain a secondary market for the Units of the Fund. In so maintaining a market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in a Trust and includes a sales charge). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

At various times, the Sponsor may implement programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

Public Market. Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at the bid price of the Bonds in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unit holder cannot find another purchaser, a Unit holder desiring to dispose of his or her Units may dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Bonds in the portfolio and any accrued interest. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. See "Rights of Unit holders-Redemption of Units." A UNIT HOLDER WHO WISHES TO DISPOSE OF HIS OR HER UNITS SHOULD INQUIRE OF HIS OR HER BROKER AS TO CURRENT MARKET PRICES IN ORDER TO DETERMINE WHETHER THERE IS IN EXISTENCE ANY PRICE IN EXCESS OF THE REDEMPTION PRICE AND, IF SO, THE AMOUNT THEREOF.

Rights of Unit Holders

Ownership of Units. Ownership of Units of any Trust will not be evidenced by certificates unless a Unit holder, the Unit holder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Unit holder's broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unit holder. Unit holders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

Although no such charge is now made or contemplated, the Trustee may require a Unit holder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trusts, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, is credited by the Trustee to the Interest Account of the appropriate Trust. Other receipts are credited to the Principal Account of the appropriate Trust. Interest received by a Trust will be distributed on or shortly after the fifteenth day of each month on a pro rata basis to Unit holders of record as of the preceding record date (which will be the first day of the month). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the applicable record date, and distributions to the Unit holders as of such record date will be made on or shortly after the fifteenth day of such month. Proceeds received from the disposition of any of the Bonds after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.01 per Unit.

The distribution to the Unit holders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to one twelfth portion of the Unit holders' pro rata share of the estimated net annual unit income in the Interest Account after deducting estimated expenses. Because interest payments are not received by the Trusts at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer.

As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of Trusts (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges or extraordinary charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all for any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemption of Units by the Trustee.

Reinvestment Option. Unit holders of the Trusts may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any mutual fund in the Delaware Investments Family of Mutual Funds which are registered in the Unit holder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds."

Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unit holder should obtain a prospectus for the respective Reinvestment Fund by writing to Delaware Distributors, L.P. at 1818 Market Street, Philadelphia,
Pennsylvania 19103, or by phone at 800-362-7500.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the next end of a "business day," as defined in the Reinvestment Fund's prospectus.

Confirmations of all reinvestments by a Unit holder into a Reinvestment Fund will be mailed to the Unit holder by such Reinvestment Fund.

A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and its investment advisor shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports Provided. The Trustee shall furnish Unit holders of a Trust in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unit holders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unit holders of such Trusts upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unit holder of a Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of the Bonds) and the percentage of such amount by states and territories in which the issuers of such Bonds are located, deductions for applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal
Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, deductions for payment of applicable taxes, fees and expenses of such Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

Redemption of Units. A Unit holder who does not dispose of Units in the secondary market described above may cause Units to be redeemed by the Trustee by making a written request to the Trustee, at its unit investment trust office, The Chase Manhattan Bank, 4 New York Plaza, 6th Floor, New York, New York 10004-2413 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unit holders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unit holder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the STAMP or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unit holder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers. The Trustee's toll-free number for customer assistance is 800-682-7520, available 9:00 a.m. to 5:00 p.m. EST any business day.

Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date"). Such redemption shall be made by payment of cash, equivalent to the Redemption Price for such Trust, determined as set forth below as of the evaluation time stated under "Summary of Essential Financial Information" in Part One of this Prospectus, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional interest in the Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unit holder depending on the value of the Bonds in the Trust involved at the time of redemption.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, at any time a Unit holder elects to tender Units for redemption, such Unit holder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds in each Trust, as of the close of trading on the New York Stock Exchange (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in a Trust determined on the basis of (i) the cash on hand in such Trust or monies in the process of being collected, (ii) the value of the Bonds in such Trust based on the bid prices of the Bonds (including "when issued" contracts, if any) and
(iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust.

The Evaluator may determine the value of the Bonds in a Trust by employing any of the methods set forth in "Public Offering-Offering Price."

The price at which Units may be redeemed could be less than the price paid by the Unit holder and may be less than the par value of the Bonds represented by the Units so redeemed. As stated above, the Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size of the affected Trust will be, and the diversity may be, reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

Trust Administration

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the date of such notification and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor, in designating such Bonds, will consider a variety of factors, including (i) interest rates, (ii) market value and (iii) marketability. The Sponsor may direct the Trustee to dispose of Bonds in the event there is a decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the interest of the Unit holders. The Trustee may, from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for the Trusts with respect to selling Bonds from the Trusts. In acting in such capacity, the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (i) the issuer is in default with respect to such Bond or (ii) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any obligations other than the Bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (i) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (ii) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of obligations either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding obligations for such Bonds, for Replacement Bonds and for subsequent deposits (see "The Fund"). In the event of any amendment requiring the consent of Unit holders, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

A Trust may be terminated at any time by consent of Unit holders representing 66-2/3% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than the minimum value indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

The Trust Agreement provides that a Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of a Trust, written notice thereof will be sent by the Trustee to each Unit holder of such Trust at his or her address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unit holder may surrender his or her certificate or certificates, if any were issued, for cancellation. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds then held in such Trust and shall deduct from the rinds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Bonds in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unit holder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unit holder. The Trustee shall then distribute to each Unit holder his or her share of the balance of the Interest and Principal Accounts. With such distribution, the Unit holders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unit holders in the same manner.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties thereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, PROVIDED, HOWEVER, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Sponsor. We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $27 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited).

This information refers only to the Sponsor and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Evaluator. The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information. However, the Evaluator will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

Trustee. The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York 10004-2413. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolio of any Trust.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by each Trust to, every Unit holder of each Trust. Such books and records shall be open to inspection by any Unit holder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Rights of Unit Holders-Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unit holder, together with a current list of the Bonds held in the Trusts.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unit holders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unit holder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States or any State, be authorized to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Other Matters

Legal Opinions. The legality of the Units offered hereby and certain matters relating to Federal and state tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trusts.

Experts. The financial statements of each Trust as of the date presented in Part One of this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report therein appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Description Of Bond Ratings*

Standard & Poor's. A brief description of the applicable Standard & Poor's ratings symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

_____________
* As published by the ratings companies.

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.     Nature of and provisions of the obligation; and

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include merges, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact. On credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Bonds insured by Financial Guaranty Insurance Company, Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation), Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

______________

**Bonds insured by Financial Guaranty Insurance Company, Ambac Assurance Corporation (formerly, AMBAC Indemnity Corporation), Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A- rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A- rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A1 and Baa1: Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa: Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa- rated bonds is more sensitive to changes in economic circumstances, and aside form occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con. (--): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 This page is intentionally left blank.

Page 47


No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                        __________________

                     TABLE OF CONTENTS
What is The First Trust Tax-Exempt Trust Series?          3
Investment Objectives and Portfolio Selection             3
The Trusts
 Arizona Trusts                                           4
 California Trusts                                        6
 Colorado Trusts                                         10
 Minnesota Trusts                                        13
 New Mexico Trusts                                       16
 Oregon Trusts                                           19
 Pennsylvania Trusts                                     21
 Puerto Rico Trusts                                      23
Equivalent Taxable Estimated Current Returns             24
Estimated Current Return and
 Estimated Long-Term Return                              31
Trust Operating Expenses                                 31
Insurance on the Bonds in the Insured Trusts             32
Tax Status                                               33
Public Offering                                          36
Rights of Unit Holders                                   38
Trust Administration                                     41
Other Matters                                            44
Description of Bond Ratings                              45

                        __________________

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                               PROSPECTUS

                             THE FIRST TRUST
                         TAX-EXEMPT TRUST SERIES

                           PROSPECTUS PART TWO
                              June 30, 2000

Page 48




              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors


                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust of Tax-Exempt Trust Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on June 30, 2000.

                           THE FIRST TRUST OF TAX-EXEMPT TRUST
                              SERIES 1
                                   (Registrant)
                           By  NIKE SECURITIES L.P.
                                   (Depositor)


                           By  Robert M. Porcellino
                               Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title*                  Date

David J. Allen        Sole Director of     )
                      Nike Securities      )
                        Corporation,       )   June 30, 2000
                    the General Partner    )
                  of Nike Securities L.P.  )
                                           )
                                           ) Robert M. Porcellino
                                           )   Attorney-in-Fact**

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.



                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 9, 2000 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust of Tax-Exempt Trust Series dated June 28, 2000.



                                        ERNST & YOUNG LLP




Chicago, Illinois
June 27, 2000